HIGHLAND GLOBAL ALLOCATION FUND (the “Fund”)

Supplement dated December 5, 2018 to the

Summary Prospectus, Prospectus and Statement of Additional Information of the Fund,

each dated February 1, 2018, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction therewith.

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of the Fund, each dated and supplemented as noted above.

Due to the previously announced change in the Fund’s auditors, the completion of the September 30, 2018 fiscal year end financial statements will be delayed. The completion of the Conversion transaction approved by shareholders requires an effective registration statement including the audited financial statements. The Fund intends to complete the Conversion transaction promptly following completion and filing of audited financial statements.

The Conversion is still expected to close in the fourth quarter of 2018. The Fund expects to list its shares for trading on the New York Stock Exchange as soon as practicable following the consummation of the Conversion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HFII-SUPP-1218